UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

1. Petroteq Energy Inc. (the "Company") and Valkor LLC ("Valkor Engineering") have entered into a shares-for-debt agreement dated as of August 15, 2020 but finalized on August 19, 2020, pursuant to which Valkor Engineering has agreed accept 11,666,666 common shares of the Company, to be issued at a deemed price of US$0.06 per share, in satisfaction of US$700,000 of debt for engineering services previously rendered to the Company by Valkor Engineering. The transaction remains subject to the approval of the TSX Venture Exchange (the "TSXV").  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.  The shares will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  In addition, such shares will be subject to a Canadian four-month hold period.

2. Pursuant to a subscription agreement dated August 19, 2020, an existing offshore shareholder of the Company has subscribed for an additional 5,000,000 common shares of the Company at a subscription price of US$0.06 per share, for gross proceeds of US$300,000.  The shares have been issued in reliance on the exclusion from registration from the registration requirements of the U.S. Securities Act provided by Rule 903 of Regulation S thereunder.  The shares have been issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act).  In addition, such shares are subject to a Canadian four-month hold period.

The Company determined, with the creditors' consent, to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.  The proceeds of the share subscription discussed above will be used by the Company on its extraction technology in Asphalt Ridge, Utah, and for working capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: September 2, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

_________